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                                                                    Exhibit 32.1

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE

                                                      SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

     We, Albert A. Canosa, Chief Executive Officer of Raytech Corporation (the "Company"), and John B. Devlin, Vice President, Treasurer and Chief Financial Officer of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

     1. The annual report on Form 10-K of the Company for the period ended December 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Form 10-K fairly presents, in accordance with United States generally accepted accounting principles, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, we have executed this Certification this 12th day of April, 2004.

                                               /s/ALBERT A. CANOSA
                                               --------------------------------
                                               President and
                                               Chief Executive Officer

                                               /s/JOHN B. DEVLIN
                                               --------------------------------
                                               John B. Devlin
                                               Vice President, Treasurer
                                               and Chief Financial Officer